iRhythm Technologies Proxy Off-Season Shareholder Outreach Fall 2025

© 2025 iRhythm Technologies, Inc. 2 Cautionary statement re forward-looking statements, non-GAAP measures and other matters Certain data in this presentation was obtained from various external sources, and neither “iRhythm Technologies, Inc. (“iRhythm” or the “Company”) nor its affiliates, advisers or representatives has verified such data with independent sources. Accordingly, neither the Company nor any of its affiliates, advisers or representatives makes any representations as to the accuracy of that third-party data or undertakes to update such data after the date of this presentation. Such data involves risks and uncertainties and is subject to change based on various factors. The trademarks included herein are the property of the owners and are used for reference purposes only. Such use should not be construed as an endorsement of the products or services of the Company. This presentation and the accompanying oral presentation include forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. Forward-looking statements give the Company’s current expectations or forecasts of future events. An investor can identify these statements by the fact that they do not relate strictly to historical or current facts. They use words such as ‘anticipate’, ‘estimate’, ‘expect’, ‘intend’, ‘will’, ‘project’, ‘plan’, ‘believe’, ‘target’ and other words and terms of similar meaning in connection with any discussion of future operating or financial performance. In particular, these include statements relating to future actions, prospective products or product approvals, future performance or results of current and anticipated products, sales efforts, expenses, strategy and plans, market size and opportunity, competitive position, industry environment, potential growth opportunities, business model, reimbursement rates and coverage, the outcome of contingencies such as legal proceedings and our expectations for future operations and results. These forward-looking statements are subject to a number of risks, uncertainties and assumptions, including, but not limited to, those described herein and in “Risk Factors” in our most recent 10-K and 10-Q filed with the SEC. Moreover, we operate in a very competitive and rapidly changing environment. New risks emerge from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. In light of these risks, uncertainties and assumptions, the forward-looking events and circumstances discussed in this presentation may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. You should not rely upon forward-looking statements as predictions of future events. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee that the future results, levels of activity, performance or events and circumstances reflected in the forward-looking statements will be achieved or occur. Moreover, except as required by law, neither we nor any other person assumes responsibility for the accuracy and completeness of the forward-looking statements. We undertake no obligation to update publicly any forward-looking statements for any reason after the date of this presentation to conform these statements to actual results or to changes in our expectations. This presentation regarding the Company and the accompanying oral presentation shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. Sales and offers to sell iRhythm securities will only be made in accordance with the Securities Act of 1933, as amended, and applicable SEC regulations, including prospectus requirements. This presentation and the accompanying oral presentation contain non-GAAP financial measures. These non-GAAP financial measure include adjusted operating expenses, non-GAAP net income (loss), non-GAAP net income (loss) per share, adjusted EBITDA, and adjusted EBITDA margin. iRhythm reports non-GAAP financial measures in addition to, and not as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. We believe that non-GAAP financial measures should only be used to evaluate our results of operations in conjunction with the corresponding GAAP financial measures. Other companies, including other companies in our industry, may not use this measure or may calculate this measures differently than as presented. We encourage investors to carefully consider our results under GAAP as well as our supplemental non-GAAP information and reconciliations between these presentations to more fully understand our business.

© 2025 iRhythm Technologies, Inc. 3 $538.2 million Year-to-date 2025 revenue, a 26% increase compared to year- to-date 2024 5+ million tests Target market opportunity across prioritized EU and APAC countries* Data on file. iRhythm Technologies, October 2025. *See sources in appendix for ‘Multiple levers for long-term growth and sustainable value creation’ and ‘International opportunity represents $1+ billion TAM with 5+ million tests in prioritized countries across EMEA and Asia Pacific’ 27+ million Potential patients in the United States who could benefit from ambulatory cardiac monitoring* 2.5+ billion Hours of curated ECG data since company inception thru 2024 125+ Original scientific research manuscripts Over 30% penetration in core U.S. ambulatory cardiac monitoring market as of December 31, 2024 10+ million Patient reports posted since company inception through March 31, 2025 2+ million Patient reports posted annually

© 2025 iRhythm Technologies, Inc. 4 MARKET EXPANSION OPPORTUNITIES INNOVATION OPERATIONAL EFFICIENCY FOCUS IMPROVING FINANCIAL PROFILE Core US market penetration Greenfield specialist growth Primary care physician growth Channel expansion International expansion Adjacent market development Relentless patient focus Insight generation AI and prediction capabilities Connected care Commitment to quality, safety and regulatory compliance Supply chain resilience Unit cost economics Digital transformation Continuous process improvement Focus on profitable growth Disciplined opportunity prioritization Balanced reinvestments Strategic portfolio management Investments for opening adjacent markets Compelling investment thesis for long-term shareholder value creation

© 2025 iRhythm Technologies, Inc. 5 iRhythm on a journey to evolve and mature our corporate profile Fiscal Discipline & Responsibility Best-in-class Quality Management System Leadership Team Board Evolution Operational Transformation PROGRESS TO DATE ✓ Reimbursement pathway settled ✓ Transition to profitability ✓ Expanding global reach ✓ Multi-sensing capabilities ✓ Board evolution ✓ Enhanced corporate governance measures, including multiple material weaknesses eliminated ✓ Elevated corporate sustainability focus ✓ New leadership team ✓ Maturing compensation programs aligned with investor interests UNANTICIPATED HEADWINDS ✓ FDA Warning Letter ✓ Quality systems remediation ✓ DOJ investigation

iRHYTHM

2025 accomplishments reflect ongoing commitment to execution and excellence

ACCELERATING MOMENTUM IN COMMERCIAL BUSINESS

26% YTD topline growth reflective of record commercial adoption and market expansion

Nearly 12 million patient reports worldwide generated to date

Opening new channel partnerships to address 27M patient opportunity

Commercialized in six OUS markets

PROVIDING A WINNING CUSTOMER EXPERIENCE

76 of top 100 customers now EHR-integrated

Recognized by numerous third-party awards, including in Time's Top Health Tech Companies and Newsweek's Greatest Companies in America

BRINGING INNOVATIVE PRODUCTS TO MARKET

Submitted 510(k) for Zio® MCT with extended 21-day wear and advanced algorithms

Lucem Health AI partnership enabling predictive identification of high-risk patients

Advancing sleep apnea diagnostic capabilities leveraging cardiac monitoring

GENERATING PEER-REVIEWED CLINICAL EVIDENCE

AVALON publication strengthens data showing superiority of Zio® LTCM

Over 125 original scientific research manuscripts published to date, demonstrating leadership in ACM clinical evidence generation

EXPANDING MARKET ACCESS COVERAGE

Major policy shifts to provide favorable position for Zio®

Zio® covered by many commercial insurance companies, plus Medicare

EXECUTING WITH DISCIPLINE & EFFICIENCY

2025 anticipated to be free cash flow positive for the first time in Company history

Demonstrating ability to deliver 400+ bps annual adjusted EBITDA margin expansion

Building infrastructure for sustained profitable growth toward 2027 targets

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© 2025 iRhythm Technologies, Inc.

iRHYTHM

Near-term opportunities can drive significant growth

GLOBAL NET REVENUE (USD, MILLIONS)


$735 -
$740
$591.8
$492.7
$410.9
$322.8
2021
2022
2023
2024
2025G

ADJUSTED EBITDA MARGIN*


8.25% -
8.75%
-11.1%
-2.7%
-1.0%
-1.3%
2021
2022
2023
2024
2025G

U.S. CORE COMMERCIAL BUSINESS

- Further expansion into PCP channel
- New technologies (e.g., PFA) expand monitoring
- MCT market expansion with continued innovation

INTERNATIONAL EXPANSION

- Continued penetration in the UK and national reimbursement
- Entry into Japan, the second largest global ACM market
- Commercial ramp in select European countries

ADJACENT MARKET OPPORTUNITIES

- Movement into proactive monitoring programs
- Initial commercial pilots into obstructive sleep apnea

*Adjusted EBITDA margin for the full years ended December 31, 2024, and December 31, 2025, include acquired in-process research and development expense. Adjusted EBITDA excludes non-cash operating charges for stock-based compensation expense, changes in fair value of strategic investments, impairment and restructuring charges, business transformation costs, certain intellectual property litigation expenses and settlements, and loss on extinguishment of debt. Business transformation costs include costs associated with professional services, employee termination and relocation, third-party merger and acquisition, integration, and other costs to augment and restructure the organization, inclusive of both outsourced and offshore resources.

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© 2025 iRhythm Technologies, Inc.

© 2025 iRhythm Technologies, Inc. 8 iRhythm evolving amidst business transformation efforts and ongoing market challenges 2022 2023 2024 2025 Launched transformation focused on fundamentals while navigating CMS reimbursement challenges Expanded transformation to include operational excellence while performing regulatory remediation Leveraged transformation to navigate headwinds with resilience and address stockholder concerns Executing upon disciplined growth through operational excellence and stakeholder alignment ✓ Declassified board such that directors are elected to one-year term, reflecting company’s commitment to shareholder responsiveness ✓ Remediated all remaining material weaknesses from 2019 and substantially improved internal control environment ✓ Enacted extensive leadership changes to drive business transformation and foster environment of quality, integrity, and excellence ✓ Held first investor and analyst day to define long-range goals ✓ Appointed two new directors to board for refreshed perspectives amidst maturing corporate profile ✓ Released updated corporate sustainability report informed by our ESG priority assessment ✓ Board of Directors approved amendment for immediate removal of the evergreen provision in our 2016 Equity Incentive Plan ✓ Revised 2025 short-term incentive goals to incentivize remediation in response to regulatory challenges and stockholder concerns ✓ Changed the 2025 short-term incentive plan performance metrics to increase weighting on profitability metric ✓ Submitted comprehensive responses to the FDA regarding our remediation commitments to address the FDA’s Warning Letter and 483 observations ✓ Disclosure of short-term incentive targets and increased mix of short- term incentive toward profitability improvements ✓ Released updated corporate sustainability report with enhanced metrics and improved disclosures ✓ Enhanced stakeholder engagement strategies to reflect maturing company profile

iRHYTHM®

Board of Directors comprised of industry experts with broad disciplinary expertise and diverse backgrounds



ABHIJIT TALWALKER
Chairman of the Board of Directors



QUENTIN BLACKFORD
President, CEO, & Director



CATHLEEN NOEL BAIREY MERZ, M.D.
Director



BRUCE G. BODAKEN
Director, Nominating and Corporate Governance Chair



KAREN LING
Director, Compensation and Human Capital Management Chair



KAREN MCGINNIS
Director



KEVIN O'BOYLE
Director



BRIAN YOOR
Director, Audit Committee Chair

New member within last three years

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© 2025 iRhythm Technologies, Inc.

© 2025 iRhythm Technologies, Inc. 10 Comprehensive and continuous stockholder engagement program 2024 stockholder engagement Leading up to our annual meeting, we engage with stockholders to seek feedback on our initiatives, disclosures, and annual meeting proposals SPRING Following our annual meeting, we reach out to investors to better understand their votes and garner feedback for future disclosures SUMMER In the fall, we engage in discussions regarding executive compensation and broader sustainability topics, including environmental programs and enterprise risk management FALL After engagement, we review detailed stockholder feedback and recommend potential changes to corporate governance, executive compensation programs, and proxy disclosure enhancements WINTER In 2024, management and our Investor Relations team met with 321 investment firms, analysts and other investors, which included stockholders representing approximately 66.3% of our shares outstanding as of December 31, 2024.

iRHYTHM

Strong leadership appointments are leading transformational improvements at iRhythm



QUENTIN BLACKFORD
President, CEO, & Director



DAN WILSON
Chief Financial Officer



SEAN FREEMAN
EVP, Strategy & Corporate Development



BRIAN LAWRENCE, PHD
EVP, Chief Technology Officer



PATRICK MURPHY
Chief Business Officer & Chief Legal Officer



CHANDA OWENS
SVP, Quality & Regulatory Affairs



CHAD PATTERSON
Chief Commercial Officer



JULIE RODDA
SVP, Head of People & Culture



MARC ROSENBAUM
SVP, Chief Accounting Officer



SUMI SHRISHRIMAL
EVP, Chief Risk Officer



MERVIN SMITH
EVP, Business Operations



MINTU TURAKHIA, MD MS
Chief Medical Officer, Chief Scientific Officer & EVP, Product Innovation

New hire within last three years

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© 2025 iRhythm Technologies, Inc.

© 2025 iRhythm Technologies, Inc. 12 Executive compensation program design aims to attract and retain top talent, pay for performance, and align interests with stakeholders COMPENSATION PHILOSOPHY ROOTED IN FOUNDATIONAL PRINCIPLES TO DRIVE CHANGE • Attract and retain high-caliber executive talent • Directly link rewards to the achievement of key financial, operational, and strategic results that build long-term stakeholder value • Recognize individual performance by linking rewards to individual achievements in addition to measurable corporate results • Maintain strong compensation best practices by meeting evolving standards of compensation governance and remaining responsive to stockholder feedback through robust engagement programs 1 Driving top- and bottom-line growth PROGRAM GOALS TIED TO STRATEGIC GOALS 2 Advancing our product pipeline 3 Enhancing share price performance, both absolute and relative

© 2025 iRhythm Technologies, Inc. 13 Majority of executive annual compensation is variable and tied to iRhythm’s operational, financial, and share price performance Source: iRhythm Technologies 2025 Definitive Proxy Statement filed April 16, 2025

Corporate Sustainability Report reflective of our commitment to responsible growth to deliver long-term value

© 2025 iRhythm Technologies, Inc. 15 Recent progress towards becoming a more responsible, sustainable, and inclusive company QUALITY AND SUSTAINABLE TECHNOLOGY INNOVATION Enhancing quality systems, improving customers’ experience through Electronic Health Record integration and innovative product launches, securing strategic licensing agreement to advance connected care, and forming Artificial Intelligence Governance Committee ACCESS AND HEALTH EQUITY Expanding globally by launching commercially in four European countries (Austria, the Netherlands, Spain, and Switzerland) and receiving regulatory approval from the Japanese Pharmaceutical and Medical Device Agency WORKFORCE AND INCLUSION Refreshing company values to define workplace culture we would like to shape, revising our code of conduct to provide employees with guidance needed to operate with unquestionable integrity, and introducing new recognition opportunities to celebrate employees who elevate the company’s values ENVIRONMENTAL IMPACT Completing inventory of Scope 3 greenhouse gas emissions, achieving 89.5% landfill waste diversion across operations, obtaining ISO 14001:2015 Environmental Management Systems Certification, completing a life cycle analysis (LCA) across products, and being named to Newsweek’s list of America’s Greenest Companies for 2025 Sustainability Accomplishments Completed Scope 3 greenhouse gas emissions inventory Published UK Carbon Reduction Plan Achieved 89.5% diversion from landfill Obtained ISO 14001:2015 Certification Added new Employee Resource Group Published Supplier Code of Conduct Published Conflict Minerals Policy Refreshed Code of Conduct

© 2025 iRhythm Technologies, Inc. 16 Awards reflective of innovation leadership, product excellence, and sustainability Top 3 Finalist 2025 CSO of the Year

© 2025 iRhythm Technologies, Inc. 17 Anticipated revenue growth from large underpenetrated markets on a global scale Expect to deliver meaningful improvements in financial profile Addressing the future focus of healthcare Expanding existing markets while extending into adjacent markets